Exhibit 10.1

EXECUTION VERSION

ASSIGNMENT AND ACCEPTANCE

AND

SEVENTH OMNIBUS AMENDMENT

This ASSIGNMENT AND ACCEPTANCE AND SEVENTH OMNIBUS AMENDMENT is made as of June 23, 2017 (this “Amendment”), among CHS RECEIVABLES FUNDING, LLC, a Delaware limited liability company (“Receivables Funding”), as Borrower and as the Company, THE BANK OF NOVA SCOTIA (“Scotia”), as a Committed Lender and as a Managing Agent, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“CA-CIB”), as a Committed Lender, as a Managing Agent and as Administrative Agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”), as an exiting Committed Lender and as an exiting Managing Agent, PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a new Committed Lender and as a new Managing Agent, ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit Lender, LIBERTY STREET FUNDING LLC (“Liberty Street”), as a Conduit Lender, Victory Receivables Corporation (“Victory”), as an exiting Conduit Lender, CHSPSC, LLC (as successor-by-conversion to Community Health Systems Professional Services Corporation), a Delaware limited liability company (“Professional Services”), as Collection Agent under each of the Receivables Loan Agreement, the Contribution Agreement and the Sale Agreement (as each is defined below), and as Authorized Representative (as defined in the Sale Agreement, the “Authorized Representative”), CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (“CHS”), as Transferor, as Buyer and individually (as the provider of a performance undertaking), and EACH OF THE OTHER PERSONS IDENTIFIED AS ORIGINATORS ON THE SIGNATURE PAGES HERETO AFFILIATED WITH CHS/COMMUNITY HEALTH SYSTEMS, INC., as Originators. All capitalized terms used herein without reference shall have the meanings assigned to such terms in the Receivables Loan Agreement, the Contribution Agreement or the Sale Agreement, as applicable, in each case after giving effect to this Amendment (but immediately prior to giving effect to this Amendment with respect to capitalized terms used in the recitals hereto and in Sections 1, 2 and 6 hereof).

WHEREAS, Receivables Funding, as Borrower, Scotia, as a Committed Lender and as a Managing Agent, CA-CIB, as a Committed Lender, as a Managing Agent and as Administrative Agent, BTMU, as a Committed Lender and as a Managing Agent, the other Lenders party thereto and Professional Services, as Collection Agent, have entered into the Receivables Loan Agreement, dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Receivables Loan Agreement”);

WHEREAS, (i) BTMU no longer desires to be a Committed Lender or Managing Agent under the Receivables Loan Agreement and Victory no longer desires to be a Conduit Lender under the Receivables Loan Agreement and (ii) PNC desires to join and be bound by the Receivables Loan Agreement and each other applicable Facility Document as a Committed Lender and as a Managing Agent thereunder, and in order to effect the foregoing, the parties to the Receivables Loan Agreement and PNC desire to enter into this Amendment;

WHEREAS, CHS, as Transferor, Receivables Funding, as the Company, and Professional Services, as Collection Agent thereunder, have entered into the Receivables Purchase and Contribution Agreement, dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Contribution Agreement”);

WHEREAS, the Originators, Professional Services, as Collection Agent and Authorized Representative thereunder, and CHS, as Buyer, have entered into the Receivables Sale Agreement, dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Sale Agreement”); and

WHEREAS, the parties hereto desire to amend certain provisions of the Receivables Loan Agreement, the Contribution Agreement and the Sale Agreement pursuant to Section 10.01 of the Receivables Loan Agreement, Section 9.01 of the Contribution Agreement and Section 9.01 of the Sale Agreement and take the other actions set forth herein, and have agreed to do so subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Reduction of Facility Limit. Effective as of the Effective Date (as defined below) and notwithstanding anything in the Receivables Loan Agreement or any other Facility Document to the contrary (including, without limitation, Sections 2.04, 2.06, 2.07 and 2.14 of the Receivables Loan Agreement), (i) the Facility Limit is hereby reduced from $700,000,000 to $600,000,000, with all $100,000,000 of such reduction to be applied to reduce the Commitment of BTMU from $250,000,000 to $150,000,000 (and, for the avoidance of doubt, no other Committed Lender’s Commitment will be reduced as a result of such reduction in the Facility Limit), (ii) if immediately after giving effect to such reduction in the Facility Limit there is a Borrowing Base Deficiency, Borrower will repay a sufficient principal amount of Advances such that immediately after giving effect to such reduction in the Facility Limit and such repayment there is no Borrowing Base Deficiency, all of which repayment will be applied to reduce the Revolving Principal Balance owing to Victory (and, for the avoidance of doubt, none of such repayment will be applied to reduce the Revolving Principal Balance owing to any other Lender) and (iii) Borrower will pay to BTMU, as Managing Agent on behalf of the applicable members of the Victory Lender Group, all unpaid fees and Interest owing under the Receivables Loan Agreement or any other Facility Document to members of the Victory Lender Group and accrued through but excluding the Effective Date (and, for the avoidance of doubt, no other Lender Group’s unpaid fees or Interest will be paid in connection with the foregoing), together with any CP Breakage incurred by Victory as a result of the foregoing repayment of a portion of the Revolving Principal Balance owing to it (with such repayment being deemed an Optional Prepayment for purposes of such CP Breakage).

SECTION 2. Assignment and Acceptance.

(a) Effective as of the Effective Date (but immediately after giving effect to the actions contemplated by Section 1 hereof), (i) BTMU, in its capacity as a Committed Lender, hereby sells and assigns to PNC, and PNC hereby purchases and assumes from BTMU, in such capacity, all of BTMU’s rights and obligations as a Committed Lender under the Receivables Loan Agreement, such that PNC will assume BTMU’s entire $150,000,000 Commitment and (ii) Victory hereby sells and assigns to PNC, Atlantic and Liberty Street (each, an “Assignee” and collectively, the “Assignees”), and PNC, Atlantic and Liberty Street hereby purchase from Victory, $150,000,000, $38,571,428.54 and $25,714,285.73, respectively, principal amount of the Advances owing to Victory. As consideration for the sale and assignment contemplated in clause (ii) of the preceding sentence, PNC, Atlantic and Liberty Street will pay to BTMU, as Managing Agent on behalf of Victory, on the Effective Date (but immediately after giving effect to the actions contemplated by Section 1 hereof) by wire transfer of immediately available funds pursuant to the wire instructions set forth below an amount equal to $150,000,000, $38,571,428.54 and $25,714,285.73, respectively, representing the purchase price payable by such Assignee for the Advances sold and assigned by Victory to such Assignee under this Section 2(a). Borrower agrees to pay to BTMU, as Managing Agent on behalf of Victory, on the Effective Date, any and all CP Breakage incurred by Victory as a result of the sale and assignment of Advances as provided above (with such sale and assignment being deemed an Optional Prepayment for purposes of such CP Breakage). For the avoidance of doubt, no rights or obligations of any member of the Victory Lender Group are being assigned to or assumed by any Assignee hereunder, except those rights and obligations of BTMU as a Committed Lender with a $150,000,000 Commitment and those rights of Victory as a holder of Advances with a Revolving Principal Balance of $214,285,714.27. Upon the effectiveness of the sales and assignments set forth above, BTMU shall no longer be, or have any obligations as, a Committed Lender or Managing Agent under the Receivables Loan Agreement or any other Facility Document and Victory shall no longer be, or have any obligations as, a Conduit Lender under the Receivables Loan Agreement or any other Facility Document and neither BTMU nor Victory, in any capacity, shall be a party to the Receivables Loan Agreement or any other Facility Document. For the avoidance of doubt, neither BTMU nor Victory, each in any capacity, is a party to Sections 3, 4 or 5 hereof.

(b) After giving effect to the foregoing sales and assignments, (i) PNC shall hold all the rights and obligations of BTMU, in its capacity as a Committed Lender, under the Receivables Loan Agreement, with a Commitment of $150,000,000, and hold Advances purchased from Victory with a Revolving Principal Balance of $150,000,000, (ii) Atlantic and Liberty Street shall hold Advances with a Revolving Principal Balance of $270,000,000 and $180,000,000, respectively, and (iii)(A) PNC will become a party to the Receivables Loan Agreement and each other applicable Facility Document as a Committed Lender with a Commitment and Advances as set forth in clause (i) above and (B) PNC will become a party to the Receivables Loan Agreement and each other applicable Facility Document (including, without limitation, the Fee Letter) as the Managing Agent for the Lender Group which includes PNC (it being acknowledged that as of the Effective Date there will be no Conduit Lender in such Lender Group).

(c) Pursuant to Section 10.06(b) of the Receivables Loan Agreement, Borrower hereby consents to the sales and assignments described in this Section 2. For the avoidance of doubt, each of the parties hereto hereby acknowledges, consents and agrees to the sales and assignments described in this Section 2 and the joinder of PNC as a Committed Lender and as a Managing Agent under the Receivables Loan Agreement and the other applicable Facility Documents (including, without limitation, the Fee Letter).

(d) The wire instructions for the payment to BTMU, as Managing Agent on behalf of Victory, required by clause (a) above are:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

ABA No. 026-009-632

A/C Name: VRC

A/C No. 310-051-428

Ref: CHS Receivables Funding, LLC

(e) Each of BTMU and Victory:

(i) represents and warrants that it is the legal and beneficial owner of the interests being assigned by it hereunder and that such interests are free and clear of any adverse claim created by or through it;

(ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Receivables Loan Agreement or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Receivables Loan Agreement or any other instrument or document furnished pursuant thereto; and

(iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower, Professional Services, CHS, any Originator, or any other party to the Receivables Loan Agreement or to any other Facility Document or the performance or observance by Borrower, Professional Services, CHS, any Originator, or any other party to the Receivables Loan Agreement or to any other Facility Document of any of its respective obligations under the Receivables Loan Agreement, any Facility Document or any other instrument or document furnished pursuant thereto.

(f) PNC and, in the case of clause (vi) below, each other Assignee:

(i) confirms that it has received a copy of the Receivables Loan Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.02(b) of the Receivables Loan Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement;

(ii) agrees that it will, independently and without reliance upon the Administrative Agent, any Managing Agent, BTMU, Victory or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Receivables Loan Agreement;

(iii) appoints and authorizes the Administrative Agent and itself, in its capacity as a Managing Agent, to take such action as agent on its behalf and to exercise such powers under the Receivables Loan Agreement and the other Facility Documents as are delegated to the Administrative Agent and itself, in its capacity as a Managing Agent, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto;

(iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Receivables Loan Agreement, the other Facility Documents and this Amendment are required to be performed by it as a Committed Lender and as a Managing Agent;

(v) specifies as its address for notices the following address:

PNC Bank, National Association

300 5th Avenue, Floor 11

Pittsburg, PA 15222

Attention: Robyn Reeher

Telephone No.: (412) 768-3090

Facsimile No.: (412) 762-9184

Email: robyn.reeher@pnc.com and abfadmin@pnc.com

(vi) represents that this Amendment has been duly authorized, executed and delivered by it pursuant to its organizational powers and constitutes its legal, valid and binding obligation;

(vii) if it is organized under the laws of a jurisdiction outside the United States, (A) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to its status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to it under the Receivables Loan Agreement or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty, and (B) agrees to provide the Administrative Agent and its Managing Agent (to the extent permitted by applicable law) with similar forms for each of its subsequent tax years in which payments are to be made to it under the Receivables Loan Agreement; and

(viii) represents that it is a commercial bank which (a) has combined capital and surplus of at least $250,000,000, and (b) has an office in the United States.

(g) The parties hereto acknowledge and agree that this Amendment constitutes an Assignment and Acceptance. This Assignment and Acceptance is hereby deemed delivered by BTMU, Victory and the Assignees to the Administrative Agent for the Administrative Agent’s acceptance and recording in its books and records. The Administrative Agent hereby accepts this Assignment and Acceptance and shall on the Effective Date record in its books and records the sale and assignment transactions contemplated in this Section 2. The parties hereto agree that any and all requirements in Section 10.06 of the Receivables Loan Agreement to the effectiveness of the above sale and assignment transactions are hereby waived.

SECTION 3. Amendment to Receivables Loan Agreement. Subject to all of the terms and conditions set forth in this Amendment, effective as of the Effective Date (but immediately after giving effect to the actions contemplated by Sections 1 and 2 hereof), the Receivables Loan Agreement is hereby amended as follows:

(a) Section 1.01 of the Receivables Loan Agreement is amended by inserting the following definitions in the appropriate alphabetical order:

“CHS Party” and “CHS Parties” have the respective meanings assigned to those terms in Section 10.14(b).

“CHS Party Information” has the meaning assigned to such term in Section 10.14(b).

“LCR Security” means any commercial paper or security (other than equity securities issued to Parent or any Originator that is a consolidated Subsidiary of Parent under GAAP) within the meaning of Paragraph __.32(e)(1)(viii) of the final rules titled Liquidity Coverage Ratio: Liquidity Risk Measurement Standards, 79 Fed. Reg. 197, 61440 et seq. (October 10, 2014).

“LMIR” means for any day during any Fixed Period with respect to PNC and its Revolving Principal Balance, the interest rate per annum determined by PNC in its capacity as a Managing Agent (which determination shall be conclusive absent manifest error) by dividing (i) the three-month Eurodollar rate for United States Dollar deposits as reported by Bloomberg Finance L.P. and shown on US0003M Screen or any other service or page that may replace such page from time to time for the purpose of displaying offered rates of leading banks for London interbank deposits in United States Dollars, as of 11:00 a.m. (London time) on such day, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported, then as determined by PNC in its capacity as a Managing Agent from another recognized source for interbank quotation), in each case, changing when and as such rate changes, by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage on such day. The calculation of LMIR may also be expressed by the following formula:

Three-month Eurodollar rate for United States Dollars shown on Bloomberg US0003M Screen or appropriate successor
LMIR	=
1.00 - Euro-Rate Reserve Percentage

LMIR shall be adjusted on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. Notwithstanding the foregoing, if LMIR as determined herein would be less than zero (0.00), such rate shall be deemed to be zero percent (0.00%) for purposes of this Agreement. For purposes of this definition, “Euro-Rate Reserve Percentage” means, the maximum effective percentage in effect on such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including without limitation, supplemental, marginal, and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as “Eurocurrency Liabilities”).

“PNC” means PNC Bank, National Association.

“PNC Lender Group” means the Lender Group for which PNC acts as Committed Lender.

“Seventh Amendment Effective Date” means June 23, 2017.

(b) The following definitions in Section 1.01 of the Receivables Loan Agreement are amended and restated in their entirety to read as follows:

“Commitment” means, with respect to each Committed Lender, the commitment of such Committed Lender to make Advances hereunder expressed as a U.S. Dollar amount representing the maximum Revolving Principal Balance for such Committed Lender hereunder (without regard to the Borrowing Base at any time), as such commitment may be (a) reduced or increased from time to time in accordance with Section 2.04 or Section 10.01 and (b) reduced or increased from time to time, pursuant to assignments by or to such Committed Lender pursuant hereto. Each Committed Lender’s Commitment is set forth on Schedule I, or in the Assignment and Acceptance pursuant to which such Committed Lender shall have assumed its Commitment. As of the Seventh Amendment Effective Date, the aggregate amount of the Commitments is $600,000,000.

“Facility Limit” means $600,000,000, as such amount may be adjusted from time to time pursuant to Section 2.04, provided, however, that at all times, on or after the Termination Date applicable to all Lender Groups then party hereto, the “Facility Limit” shall mean the aggregate outstanding Revolving Principal Balance hereunder.

“Lenders” means collectively, the Conduit Lenders, the Committed Lenders and any other Person that agrees, pursuant to the pertinent Assignment and Acceptance (other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance), to fund Advances pursuant to this Agreement.

“Managing Agent” means (i) for the Atlantic Lender Group, CA-CIB, (ii) for the Liberty Street Lender Group, Scotia, and (iii) for the PNC Lender Group, PNC.

“Scheduled Termination Date” means November 13, 2018, as such date may be extended thereafter in accordance with Section 2.03(a) or Section 10.01.

“Termination Date” means the earliest of (a) the date of termination of the Facility Limit pursuant to Section 2.04, (b) the date of the declaration or automatic occurrence of the Termination Date pursuant to Section 7.01, and (c) the Scheduled Termination Date.

(c) The definition of “Adjusted Eurodollar Rate” in Section 1.01 of the Receivables Loan Agreement is amended by adding the following sentence to the end thereof:

Notwithstanding the foregoing, (i) in the event that, pursuant to the foregoing sentence, the Adjusted Eurodollar Rate would be less than zero, then the Adjusted Eurodollar Rate shall be deemed to be zero for purposes of this Agreement and (ii) with respect to PNC and its Revolving Principal Balance, the Adjusted Eurodollar Rate for any day during any Fixed Period with respect to PNC and its Revolving Principal Balance shall be the LMIR and not the foregoing definition; provided that if Interest in respect of any portion of the Revolving Principal Balance of a Lender in another Lender Group that has a Conduit

Lender is then being computed by reference to the Adjusted Eurodollar Rate and the Adjusted Eurodollar Rate is greater than the LMIR, then, so long as such is the case, this clause (ii) shall not be given effect.

(d) The definition of “Alternative Rate” in Section 1.01 of the Receivables Loan Agreement is amended by deleting “1.30%” contained therein and substituting therefor “the greater of (i) 150% of the per annum rate used to calculate the Used Fee and (ii) 0.50% above the per annum rate used to calculate the Used Fee”.

(e) The definition of “Victory Lender Group” in Section 1.01 of the Receivables Loan Agreement and the second proviso (beginning “provided, further”) at the end of Section 2.04(b) of the Receivables Loan Agreement are each deleted.

(f) Notwithstanding anything in the Receivables Loan Agreement to the contrary (including, without limitation, Section 2.01 hereof), so long as the PNC Lender Group does not have a Conduit Lender, the provisions of the Receivables Loan Agreement permitting a Conduit Lender to fund a portion of an Advance shall not be applicable to the PNC Lender Group.

(g) Section 2.07(e) of the Receivables Loan Agreement is amended by deleting the first parenthetical and the last two provisos contained therein.

(h) Section 2.14 of the Receivables Loan Agreement is amended by deleting the third parenthetical contained therein.

(i) Section 2.16 of the Receivables Loan Agreement is deleted in its entirety.

(j) Section 4.01 of the Receivables Loan Agreement is amended by adding the following new Section 4.01(jj) at the end of Section 4.01:

(jj) The Borrower has not issued any LCR Securities, and the Borrower is a consolidated Subsidiary of Parent under GAAP.

(k) Section 5.01 of the Receivables Loan Agreement is amended by adding the following new Section 5.01(bb) at the end of Section 5.01:

(bb) Liquidity Coverage Ratio. The Borrower will not issue any LCR Security.

(l) Section 5.02(b)(v) of the Receivables Loan Agreement is amended by adding the following parenthetical immediately after the words “within the greater of five days, or three Business Days after the Borrower or the Collection Agent has knowledge of the occurrence of each Default or Event of Default” contained therein:

(within one Business Day after the Borrower or the Collection Agent has knowledge of the occurrence of any Event of Default under Section 7.01(m) or (n))

(m) Section 7.01(n)(i) of the Receivables Loan Agreement is amended by adding the words “sell or” immediately before the word “contribute” contained therein.

(n) Section 7.01(r) of the Receivables Loan Agreement is amended and restated in its entirety to read as follows:

(r) CHS or any subsidiary thereof shall fail to perform or observe any term, covenant or agreement contained in (i) Section 6.12 or Section 6.13 of the Parent Credit Agreement as in effect on the Seventh Amendment Effective Date or (ii) Section 6.12 or Section 6.13 of the Parent Credit Agreement as in effect from time to time thereafter, in each case, without regard to any waiver or modification to any of those provisions or any of the defined terms used therein and such failure shall continue for a period of 10 Business Days after the date on which financial statements are required to be delivered with respect to the applicable fiscal quarter hereunder (the “Financial Covenant Cure Period”); or

(o) The second paragraph of Section 7.01 is amended and restated in its entirety to read as follows:

Notwithstanding anything to the contrary contained in this Article VII, during the Financial Covenant Cure Period and in addition to the Borrower’s rights under Section 2.04(d), the Parent may issue Qualified Capital Stock (as defined in the Parent Credit Agreement) and elect to treat all or any portion of the net cash proceeds thereof as having increased Consolidated EBITDA (as defined in the Parent Credit Agreement) with respect to such applicable quarter solely for the purpose of determining actual and pro forma compliance with Section 6.12 or Section 6.13 of the Parent Credit Agreement whether as in effect on the Seventh Amendment Effective Date or as in effect from time to time thereafter for purposes of Section 7.01(r) at the end of such applicable quarter and applicable subsequent periods, provided that (a) such proceeds (i) are actually received by the Parent and contributed to CHS no later than ten days after the date on which financial statements are required to be delivered with respect to such fiscal quarter hereunder and (ii) do not exceed the aggregate amount necessary to cause Parent to be in compliance with the covenants under Section 6.12 or Section 6.13 of the Parent Credit Agreement whether as in effect on the Seventh Amendment Effective Date or as in effect from time to time thereafter for purposes of Section 7.01(r) for any applicable period and (b) in each period of four fiscal quarters, there shall be at least two fiscal quarters in which no such right to cure permitted by this paragraph is utilized.

(p) Section 7.02 of the Receivables Loan Agreement is amended by deleting the parenthetical “(other than a Termination Date that exists solely as a result of the occurrence of a Scheduled Termination Date under clause (a) of such defined term)”.

(q) Section 10.01(b) of the Receivables Loan Agreement is amended by (i) deleting the words “the written consent of each Lender” contained therein and substituting therefor the words “the written consent of each Committed Lender”, (ii) deleting the word “or” at the end of clause (F) thereof and (iii) adding the following at the end thereof immediately before the period:

, (H) modifying the definition of Eligible Receivable or Majority Lenders, (I) modifying any Event of Default in Section 7.01, (J) modifying the waterfall in Section 2.08(b), (K) except as expressly permitted thereby, increasing any concentration percentage set forth in any of the definitions of Aggregate Excess Concentration, Medicaid Concentration Limit or Medicare Concentration Limit or in clause (d) of the definition of Net Receivables Balance, or (L) terminating the Performance Undertaking

(r) The notice address of each of the Borrower and the Collection Agent for purposes of Section 10.02 of the Receivables Loan Agreement is amended to be the address set forth below its signature block on the signature pages hereto.

(s) Section 10.06 of the Receivables Loan Agreement is amended by (i) adding the following sentence at the end of clause (b) thereof:

Any assignment by a Committed Lender of all or a portion of its Commitment shall be in a minimum amount of $100,000,000 unless (x) such assignment is to another Committed Lender or (y) such assignment is of all of such Committed Lender’s Commitment to one Person.

and (ii) adding the following subclause (vi) to the end of clause (e) thereof:

(vi) Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that the participant shall not have any right to direct the enforcement of this Agreement or any of the other Facility Documents or to approve any amendment, modification or waiver of any provision of this Agreement or any of the other Facility Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the participant, agree to any amendment, modification or waiver that (i) reduces the Revolving Principal Balance of such Lender, or the Interest thereon, or postpones any scheduled date for payment thereof or (ii) reduces any fees payable by the Borrower for the account of such Lender under the Fee Letter (to the extent relating to payments to the participant) or delays any scheduled date for payment of such fees.

(t) Schedule I to the Receivables Loan Agreement is amended and restated to read as follows:

LENDERS

Commitments and Lender Groups

Managing Agent	Conduit Lender, if any	Committed Lender	Committed Lender Commitment
Credit Agricole Corporate and Investment Bank	Atlantic Asset Securitization LLC	Credit Agricole Corporate and Investment Bank	$270,000,000

The Bank of Nova Scotia	Liberty Street Funding LLC	The Bank of Nova Scotia	$180,000,000
PNC Bank, National Association		PNC Bank, National Association	$150,000,000

(u) Exhibits C-1 and C-2 to the Receivables Loan Agreement are amended by (i) deleting “Atlantic Asset Securitization LLC, as a conduit lender (“Atlantic”), Victory Receivables Corporation, as a conduit lender (“Victory”), Liberty Street Funding LLC, as a conduit lender (“Liberty Street” and together with Atlantic and Victory, the “Conduit Lenders”)” contained in each such exhibit and substituting therefor “Atlantic Asset Securitization LLC, as a conduit lender (“Atlantic”), Liberty Street Funding LLC, as a conduit lender (“Liberty Street” and together with Atlantic, the “Conduit Lenders”)”, (ii) deleting “The Bank of Nova Scotia, as a committed lender (“Scotia”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a committed lender (“BTMU”), Credit Agricole Corporate and Investment Bank (“Credit Agricole”), as a committed lender (together with Scotia and BTMU, the “Committed Lenders” and together with the Conduit Lenders, the “Lenders”)” contained in each such exhibit and substituting therefor “The Bank of Nova Scotia, as a committed lender (“Scotia”), PNC Bank, National Association, as a committed lender (“PNC”), Credit Agricole Corporate and Investment Bank (“Credit Agricole”), as a committed lender (together with Scotia and PNC, the “Committed Lenders” and together with the Conduit Lenders, the “Lenders”)”, (iii) in the case of Exhibit C-1 only, deleting the term “Victory Lender Group” contained therein and substituting therefor the term “PNC Lender Group” and (iv) in the case of Exhibit C-2 only, deleting “The Bank of Tokyo-Mitsubishi UFJ, Ltd.” used twice therein and substituting therefor “PNC Bank, National Association”.

SECTION 4. Amendment to Contribution Agreement. Subject to all of the terms and conditions set forth in this Amendment, effective as of the Effective Date (but immediately after giving effect to the actions contemplated by Sections 1 and 2 hereof), the Contribution Agreement is hereby amended as follows:

(a) The definition of “Termination Date” in Section 1.01 of the Contribution Agreement is amended and restated in its entirety to read as follows:

“Termination Date” means the date on which the Transferor’s obligation to sell and contribute and the Company’s obligation to purchase and accept as a contribution Receivables hereunder terminates, which date shall occur on the earliest to occur of (i) the delivery of a Termination Declaration Notice, (ii) the occurrence of any event described in clause (i)(B) or clause (i)(C) of Section 7.01(f) (provided that notice of such event has been given to the Administrative Agent as provided at the end of Section 7.01), (iii) the occurrence of any event described in Section 7.01(d) (provided that notice of such event has been given to the Administrative Agent as provided at the end of Section 7.01) and (iv) the date on which all amounts payable under the Documents have been paid in full and all commitments under the Documents have been terminated.

(b) The subsection references for the last two subsections of Section 5.01 of the Contribution Agreement are changed from “(a)” and “(b)” to “(q)” and “(r)”, respectively.

(c) The end of Section 7.01 of the Contribution Agreement after clause (n) thereof is amended and restated in its entirety to read as follows:

then, and in any such event, the Company may, by notice to the Transferor and the Administrative Agent (a “Termination Declaration Notice”), declare the Termination Date to have occurred, except that, in the case of any event described in clause (i)(B) or clause (i)(C) of Section 7.01(f) above or any event described in Section 7.01(d) above, the Termination Date shall be deemed to have occurred automatically following notice by the Company to the Administrative Agent of the occurrence of such event, but without any requirement for notice to the Transferor of the occurrence of such event.

(d) The notice address of each of the Transferor, the Collection Agent and the Company for purposes of Section 9.02 of the Contribution Agreement is amended to be the notice address set forth below its signature block on the signature pages hereto.

(e) Section 9.02 of the Contribution Agreement is further amended by adding the following subsection (c) at the end thereof:

(c) All notices to the Administrative Agent pursuant to Section 7.01 shall be sent to the address of the Administrative Agent set forth in the Loan Agreement and by the method of delivery set forth in the Loan Agreement and shall only be effective upon receipt.

SECTION 5. Amendment to Sale Agreement. Subject to all of the terms and conditions set forth in this Amendment, effective as of the Effective Date (but immediately after giving effect to the actions contemplated by Sections 1 and 2 hereof), the Sale Agreement is hereby amended as follows:

(a) The definition of “Termination Date” in Section 1.01 of the Sale Agreement is amended and restated in its entirety to read as follows:

“Termination Date” means the date on which the Originators’ obligation to sell and the Buyer’s obligation to purchase Receivables hereunder terminates, which date shall occur on the earliest of (i) the delivery of a Termination Declaration Notice, (ii) the occurrence of any event described in clause (i)(B) or clause (i)(C) of Section 7.01(f) (provided that notice of such event has been given to the Administrative Agent as provided at the end of Section 7.01), (iii) the occurrence of any event described in Section 7.01(d) (provided that notice of such event has been given to the Administrative Agent as provided at the end of Section 7.01) and (iv) the date on which all amounts payable under the Documents have been paid in full and all commitments under the Documents have been terminated.

(b) The end of Section 7.01 of the Sale Agreement after clause (n) thereof but before the last paragraph thereof is amended and restated in its entirety to read as follows:

then, and in any such event, the Buyer may, by notice to the Authorized Representative and the Administrative Agent (a “Termination Declaration Notice”), declare the Termination Date to have occurred, except that, (i) in the case of any event described in clause (i)(B) or clause (i)(C) of Section 7.01(f) above or any event described in Section 7.01(d) above, the Termination Date shall be deemed to have occurred automatically following notice by the Buyer to the Administrative Agent of the occurrence of such event, but without any requirement for notice to the Authorized Representative of the occurrence of such event, and (ii) in the case of any event described in Sections 7.01(c) and (h) that relate to an Originator and not Material Originators, no Event of Termination shall be deemed to have occurred so long as the Buyer immediately ceases future purchases of Receivables from such Originator.

(c) The notice address of the Authorized Representative, the Collection Agent and the Buyer for purposes of Section 9.02 of the Sale Agreement is amended to be the notice address set forth below its signature block on the signature pages hereto.

(d) Section 9.02 of the Sale Agreement is further amended by adding the following subsection (c) at the end thereof:

(c) All notices to the Administrative Agent pursuant to Section 7.01 shall be sent to the address of the Administrative Agent set forth in the Loan Agreement and by the method of delivery set forth in the Loan Agreement and shall only be effective upon receipt.

SECTION 6. Conditions to Effectiveness. This Amendment shall become effective upon the date on which the following conditions have been satisfied (with respect to documentary conditions, in form and substance reasonably acceptable to the Administrative Agent) (such date, the “Effective Date”):

(a) The Administrative Agent shall have received counterparts of (i) this Amendment duly executed by each of the Borrower, the Company, the Managing Agents, the Committed Lenders, the Conduit Lenders, the Administrative Agent, PNC, the Collection Agent (as Collection Agent under each of the Receivables Loan Agreement, the Contribution Agreement and the Sale Agreement), the Authorized Representative, the Transferor, the Buyer, CHS individually and the Originators and (ii) any fee letter required by the Administrative Agent or PNC in connection with this Amendment duly executed by the parties thereto.

(b) All fees and expenses required to be paid pursuant to any fee letter referred to in clause (a)(ii) above shall have been paid.

(c) The Administrative Agent shall have received, with respect to each legal opinion delivered at any time with respect to any of the transactions contemplated by any of the Facility Documents that remains relevant to the currently effective Facility Documents and that by its terms would not permit reliance thereon by PNC as a Lender or Managing Agent, a reliance letter permitting PNC to rely thereon as a Lender and Managing Agent.

SECTION 7. Representations and Warranties.

(a) Each of the CHS Parties represents and warrants as of the date hereof that (i) it has taken all necessary action to authorize the execution, delivery and performance of this Amendment and the performance of the Receivables Loan Agreement, the Contribution Agreement, the Sale Agreement and the other Facility Documents, each as amended hereby, as applicable, and (ii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment other than such as has been met or obtained and are in full force and effect.

(b) Each of the CHS Parties represents and warrants as of the date hereof that each of this Amendment and each Facility Document (as amended by this Amendment or otherwise as of the date hereof, as applicable) constitutes such Person’s legal, valid and binding obligation, enforceable against such person in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) The Borrower hereby makes each of the representations and warranties contained in Sections 4.01 and 4.03 of the Receivables Loan Agreement as of the date hereof, in each case after giving effect to this Amendment, except for those representations and warranties that refer to specific dates, which are made as of the dates indicated therein.

(d) The Collection Agent hereby makes each of the representations and warranties contained in Section 4.02 of the Receivables Loan Agreement as of the date hereof, in each case after giving effect to this Amendment, except for those representations and warranties that refer to specific dates, which are made as of the dates indicated therein.

(e) Each of the Borrower and the Collection Agent further represents and warrants that, both before and after giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default, or would, with the passage of time or the giving of notice, constitute an Event of Default.

SECTION 8. Facility Document. This Amendment shall constitute a Facility Document under the terms of the Receivables Loan Agreement as amended hereby.

SECTION 9. Further Assurances. The CHS Parties agree to promptly take such action, upon the reasonable request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

SECTION 10. Confirmation of Agreements. On and after the date hereof, all references to each of the Receivables Loan Agreement, the Contribution Agreement and the Sale Agreement in the Facility Documents and the other documents and instruments delivered pursuant to or in connection with such Facility Documents shall mean, respectively, (i) the Receivables Loan Agreement as amended by this Amendment, and as hereafter modified, amended or restated in accordance with its terms, (ii) the Contribution Agreement as amended by this Amendment, and as hereafter modified, amended or restated in accordance with its terms, and (iii) the Sale Agreement as amended by this Amendment, and as hereafter modified, amended or restated in accordance with its terms. Except as herein expressly amended, each of the Receivables Loan Agreement, the Contribution Agreement and the Sale Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 11. Confirmation of Undertaking. CHS, as undertaking party under the Collection Agent Performance Undertaking, dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Performance Undertaking”), in favor of CA-CIB as administrative agent on behalf of the Lenders, hereby consents to (i) the actions effected pursuant to Sections 1 and 2 of this Amendment and (ii) the amendment to the Receivables Loan Agreement set forth in Section 3 of this Amendment, the amendment to the Contribution Agreement set forth in Section 4 of this Amendment and the amendment to the Sale Agreement set forth in Section 5 of this Amendment, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the Performance Undertaking heretofore executed and delivered by it is, and shall continue to be, in full force and effect in accordance with its terms and shall apply to the Receivables Loan Agreement, the Contribution Agreement and the Sale Agreement, each as amended by this Amendment, and the Performance Undertaking is hereby so ratified and confirmed.

SECTION 12. GOVERNING LAW. THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE UNITED STATES AND THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN NEW YORK COUNTY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER FACILITY DOCUMENT, ANY OTHER DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

SECTION 13. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in portable document format (pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 14. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 15. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

CHS RECEIVABLES FUNDING, LLC, as Borrower and as Company

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

CHS Receivables Funding, LLC
4000 Meridian Boulevard
Franklin, Tennessee 37067
Attention: Ben C. Fordham
Telephone No: (615) 465-7000
Facsimile No: (615) 373-9704
Email: ben_fordham@chs.net

CHSPSC, LLC, as Collection Agent under each of the Receivables Loan Agreement, the Contribution
Agreement and the Sale Agreement and as
Authorized Representative

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

CHSPSC, LLC
4000 Meridian Boulevard
Franklin, Tennessee 37067
Attention: Ben C. Fordham
Telephone No: (615) 465-7000
Facsimile No: (615) 373-9704
Email: ben_fordham@chs.net

Signature Page to Assignment and Acceptance and Seventh Omnibus Amendment

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent, as a Managing Agent and as a Committed Lender

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis Title: Managing Director

By:	/s/ Sam Pilcer
Name: Sam Pilcer Title: Managing Director

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Lender

By:	CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as attorney-in-fact

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis Title: Managing Director

By:	/s/ Sam Pilcer
Name: Sam Pilcer Title: Managing Director

Signature Page to Assignment and Acceptance and Seventh Omnibus Amendment

THE BANK OF NOVA SCOTIA, as a Managing Agent and as a Committed Lender

By:	/s/ Michelle Phillips
Name: Michelle Phillips Title: Director

LIBERTY STREET FUNDING LLC, as a Conduit Lender

By:	/s/ Jill A. Russo
Name: Jill A. Russo Title: Vice President

Signature Page to Assignment and Acceptance and Seventh Omnibus Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Managing Agent

By:	/s/ Luna Mills
Name: Luna Mills Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Committed Lender

By:	/s/ Luna Mills
Name: Luna Mills Title: Managing Director

VICTORY RECEIVABLES CORPORATION, as a Conduit Lender

By:	/s/ David V. DeAngelis
Name: David V. DeAngelis Title: Vice President

Signature Page to Assignment and Acceptance and Seventh Omnibus Amendment

PNC BANK, NATIONAL ASSOCIATION, as a Managing Agent

By:	/s/ Eric Bruno
Name: Eric Bruno Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Committed Lender

By:	/s/ Eric Bruno
Name: Eric Bruno Title: Senior Vice President

Signature Page to Assignment and Acceptance and Seventh Omnibus Amendment

CHS/COMMUNITY HEALTH SYSTEMS, INC., as Transferor, as Buyer and individually

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

CHS/Community Health Systems, Inc. 4000 Meridian Boulevard Franklin, Tennessee 37067 Attention: Ben C. Fordham Telephone No: (615) 465-7000 Facsimile No: (615) 373-9704 Email: ben_fordham@chs.net

Signature Page to Assignment and Acceptance and Seventh Omnibus Amendment

ORIGINATORS:

AFFINITY HOSPITAL, LLC

BERWICK HOSPITAL COMPANY, LLC

BLUEFIELD HOSPITAL COMPANY, LLC

BLUFFTON HEALTH SYSTEM LLC

BULLHEAD CITY HOSPITAL CORPORATION

CARLSBAD MEDICAL CENTER, LLC

CHHS HOSPITAL COMPANY, LLC

CLEVELAND TENNESSEE HOSPITAL COMPANY, LLC

COATESVILLE HOSPITAL CORPORATION

CRESTVIEW HOSPITAL CORPORATION

DEACONESS HEALTH SYSTEM, LLC

DUKES HEALTH SYSTEM, LLC

DYERSBURG HOSPITAL COMPANY, LLC

EMPORIA HOSPITAL CORPORATION

FOLEY HOSPITAL CORPORATION

FRANKLIN HOSPITAL CORPORATION

GADSDEN REGIONAL MEDICAL CENTER, LLC

GRANBURY HOSPITAL CORPORATION

GREENBRIER VMC, LLC

HOSPITAL OF MORRISTOWN, LLC

JACKSON, TENNESSEE HOSPITAL COMPANY, LLC

JOURDANTON HOSPITAL CORPORATION

KAY COUNTY OKLAHOMA HOSPITAL COMPANY, LLC

LAKE WALES HOSPITAL CORPORATION

LANCASTER HOSPITAL CORPORATION

LAS CRUCES MEDICAL CENTER, LLC

LEA REGIONAL HOSPITAL, LLC

MARTIN HOSPITAL COMPANY, LLC

MARY BLACK HEALTH SYSTEM LLC

MCSA, L.L.C.

MOBERLY HOSPITAL COMPANY, LLC

MOORESVILLE HOSPITAL MANAGEMENT ASSOCIATES, LLC

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

Signature Page to Assignment and Acceptance and Seventh Omnibus Amendment

ORIGINATORS (CONT.):

NAPLES HMA, LLC

NATIONAL HEALTHCARE OF LEESVILLE, INC.

NORTHWEST HOSPITAL, LLC

ORO VALLEY HOSPITAL, LLC

PETERSBURG HOSPITAL COMPANY, LLC

PHOENIXVILLE HOSPITAL COMPANY, LLC

POTTSTOWN HOSPITAL COMPANY, LLC

PORTER HOSPITAL, LLC

QHG OF ENTERPRISE, INC.

QHG OF SOUTH CAROLINA, INC.

ROSWELL HOSPITAL CORPORATION

RUSTON LOUISIANA HOSPITAL COMPANY, LLC

SCRANTON HOSPITAL COMPANY, LLC

SHELBYVILLE HOSPITAL COMPANY, LLC

SILOAM SPRINGS ARKANSAS HOSPITAL COMPANY, LLC

SPOKANE VALLEY WASHINGTON HOSPITAL COMPANY, LLC

SPOKANE WASHINGTON HOSPITAL COMPANY, LLC

ST. JOSEPH HEALTH SYSTEM LLC

TOMBALL TEXAS HOSPITAL COMPANY, LLC

WARSAW HEALTH SYSTEM LLC

WEATHERFORD TEXAS HOSPITAL COMPANY, LLC

WESLEY HEALTH SYSTEM, LLC

WEST GROVE HOSPITAL COMPANY, LLC

WILKES-BARRE HOSPITAL COMPANY, LLC

WOMEN & CHILDREN’S HOSPITAL, LLC

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

Signature Page to Assignment and Acceptance and Seventh Omnibus Amendment

ORIGINATORS (CONT.):

KIRKSVILLE MISSOURI HOSPITAL COMPANY, LLC

LUTHERAN MUSCULOSKELETAL CENTER, LLC

OAK HILL HOSPITAL CORPORATION

SALEM HOSPITAL CORPORATION

SCRANTON QUINCY HOSPITAL COMPANY, LLC

WOODWARD HEALTH SYSTEM, LLC

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

Signature Page to Assignment and Acceptance and Seventh Omnibus Amendment

ORIGINATORS (CONT.):

BILOXI H.M.A., LLC

BRANDON HMA, LLC

CAMPBELL COUNTY HMA, LLC

CARLISLE HMA, LLC

CHESTER HMA, LLC

CITRUS HMA, LLC

CLINTON HMA, LLC

COCKE COUNTY HMA, LLC

DURANT H.M.A., LLC

EAST GEORGIA REGIONAL MEDICAL CENTER, LLC

FORT SMITH HMA, LLC

HAINES CITY HMA, LLC

HERNANDO HMA, LLC

HMA FENTRESS COUNTY GENERAL HOSPITAL, LLC

HMA SANTA ROSA MEDICAL CENTER, LLC

JACKSON HMA, LLC

JEFFERSON COUNTY HMA, LLC

KEY WEST HMA, LLC

LANCASTER HMA, LLC

LEBANON HMA, LLC

MADISON HMA, LLC

MARSHALL COUNTY HMA, LLC

METRO KNOXVILLE HMA, LLC

MIDWEST REGIONAL MEDICAL CENTER, LLC

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

Signature Page to Assignment and Acceptance and Seventh Omnibus Amendment

ORIGINATORS (CONT.):

NORTHWEST ARKANSAS HOSPITALS, LLC

PASCO REGIONAL MEDICAL CENTER, LLC

POPLAR BLUFF REGIONAL MEDICAL CENTER, LLC

PORT CHARLOTTE HMA, LLC

PUNTA GORDA HMA, LLC

RIVER OAKS HOSPITAL, LLC

ROH, LLC

ROSE CITY HMA, LLC

SEBRING HOSPITAL MANAGEMENT ASSOCIATES, LLC

SEMINOLE HMA, LLC

STATESVILLE HMA, LLC

TRIAD OF ALABAMA, LLC

TULLAHOMA HMA, LLC

TUNKHANNOCK HOSPITAL COMPANY LLC

VENICE HMA, LLC

VICKSBURG HEALTHCARE, LLC

YORK PENNSYLVANIA HOSPITAL COMPANY, LLC

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

Signature Page to Assignment and Acceptance and Seventh Omnibus Amendment

ORIGINATORS (CONT.): BROWNWOOD HOSPITAL, L.P. By: Brownwood Medical Center, LLC Its: General Partner

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

COLLEGE STATION HOSPITAL, L.P. By: College Station Medical Center, LLC Its: General Partner

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

IOM HEALTH SYSTEM, L.P. By: Lutheran Health Network Investors, LLC Its: General Partner

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

Signature Page to Assignment and Acceptance and Seventh Omnibus Amendment

ORIGINATORS (CONT.): LAREDO TEXAS HOSPITAL COMPANY, L.P. By: Webb Hospital Corporation Its: General Partner

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

LONGVIEW MEDICAL CENTER, L.P. By: Regional Hospital of Longview, LLC Its: General Partner

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

NAVARRO HOSPITAL, L.P. By: Navarro Regional, LLC Its: General Partner

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

Signature Page to Assignment and Acceptance and Seventh Omnibus Amendment

ORIGINATORS (CONT.): PINEY WOODS HEALTHCARE SYSTEM, L.P. By: Woodland Heights Medical Center, LLC Its: General Partner

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

REHAB HOSPITAL OF FORT WAYNE GENERAL PARTNERSHIP By: Lutheran Health Network Investors, LLC Its: General Partner

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

SAN ANGELO HOSPITAL, L.P. By: San Angelo Community Medical Center, LLC Its: General Partner

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

VICTORIA OF TEXAS, L.P. By: Detar Hospital, LLC Its: General Partner

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

Signature Page to Assignment and Acceptance and Seventh Omnibus Amendment

ORIGINATORS (CONT.): ARMC, L.P. By: Triad-ARMC, LLC Its: General Partner

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

CRESTWOOD HEALTHCARE, L.P. By: Crestwood Hospital, LLC Its: General Partner

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

Signature Page to Assignment and Acceptance and Seventh Omnibus Amendment